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                                                                    Exhibit 99.2

                                  CERTIFICATION

         The undersigned hereby certify that Crown NorthCorp, Inc.'s report on Form 10-KSB for the annual period ended December 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Exchange Act and the information contained in the report fairly represents, in all material respects, the financial condition and results of operation of the company.



Dated: March 27, 2003         By:      /s/ Ronald E. Roark
                                 ---------------------------------------------
                                       Ronald E. Roark, Chairman and
                                        Chief Executive Officer



                              By:      /s/ Rick L. Lewis
                                 ---------------------------------------------
                                       Rick L. Lewis, Vice President,
                                        Treasurer and Chief Financial
                                        Officer



                              By:      /s/ Stephen W. Brown
                                 ---------------------------------------------
                                       Stephen W. Brown, Secretary


   A signed original of this written statement required by Section 906 of the
     Sarbanes-Oxley Act of 2002 has been provided to Crown NorthCorp, Inc.
 and will be retained by Crown NorthCorp, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.